Exhibit 99.1

Contacts:
Brad Berning
Investor Relations
ir@zillowgroup.com

Emily Heffter
Public Relations
press@zillow.com

Zillow Group Reports Third Quarter 2020 Financial Results

SEATTLE – November 5, 2020 – Zillow Group, Inc. (NASDAQ:Z) (NASDAQ:ZG), which is transforming the way people buy, sell, rent and finance homes, today announced its consolidated financial results for the three months ended September 30, 2020.

Complete financial results and outlook for the fourth quarter of 2020 can be found in the company’s shareholder letter on the investor relations section of Zillow Group’s website at https://investors.zillowgroup.com/investors/financials/quarterly-results/default.aspx.

“Zillow’s strong third quarter results reflect impressive execution during a time of challenge and opportunity,” said Zillow Group co-founder and CEO Rich Barton. “Many of us are re-evaluating where we live and how we live, which has kicked off a Great Reshuffling, and we need safe, digital ways to get to a better place. Given the duration of this pandemic, the concrete is setting on new digital solutions for life and work. This is driving record demand for housing and record engagement with Zillow’s leading digital real estate brands. When combined with level-headed cost decisions, the result has been profitable growth.”

Third quarter 2020 highlights include:
•Total consolidated revenue of $657 million and revenue for all three segments exceeded the high end of the company’s revenue outlook for the third quarter.
•Segment income (loss) before income taxes was $140 million, $(76) million and $11 million for the IMT, Homes, and Mortgages segments, respectively, and consolidated GAAP net income was $40 million.
•Adjusted EBITDA exceeded the high end of the company’s outlook for all three segments, resulting in consolidated Adjusted EBITDA of $152 million.
•Traffic to Zillow Group’s mobile apps and websites reached a record 236 million average monthly unique users, an increase of 21% year over year, driving 2.8 billion visits during the quarter, an increase of 32% year over year.
•The company exited the quarter with the highest cash and investments balance in its history, growing cash and investments to $3.8 billion from $3.5 billion at the end of Q2 2020.

Third Quarter 2020 Financial Highlights
The following table sets forth Zillow Group’s financial highlights for the periods presented (in thousands, unaudited):

	Three Months Ended September 30,		2019 to 2020 % Change	Nine Months Ended September 30,		2019 to 2020 % Change
	2020	2019		2020	2019
Revenue:
Homes segment:
Zillow Offers	$185,904	$384,626	(52)%	$1,408,832	$762,022	85%
Other (1)	1,201	—	N/A	2,398	—	N/A
Total Homes segment revenue	187,105	384,626	(51)%	1,411,230	762,022	85%
IMT segment:
Premier Agent	298,673	240,698	24%	732,741	690,394	6%
Other (2)	116,716	94,592	23%	293,653	266,837	10%
Total IMT segment revenue	415,389	335,290	24%	1,026,394	957,231	7%
Mortgages segment	54,198	25,292	114%	113,241	79,637	42%
Total revenue	$656,692	$745,208	(12)%	$2,550,865	$1,798,890	42%
Other Financial Data:
Segment income (loss) before income taxes:
Homes segment	$(75,617)	$(87,870)		$(253,633)	$(204,197)
IMT segment	139,956	42,053		117,615	43,839
Mortgages segment	10,594	(12,254)		(2,791)	(32,308)
Total segment income (loss) before income taxes	$74,933	$(58,071)		$(138,809)	$(192,666)
Net income (loss)	$39,570	$(64,649)		$(208,151)	$(204,151)
Adjusted EBITDA (3):
Homes segment	$(59,176)	$(67,825)		$(195,079)	$(158,801)
IMT segment	195,465	91,102		353,044	216,204
Mortgages segment	15,895	(7,435)		15,177	(15,342)
Total Adjusted EBITDA	$152,184	$15,842		$173,142	$42,061
Percentage of Revenue:
Segment income (loss) before income taxes:
Homes segment	(40)%	(23)%		(18)%	(27)%
IMT segment	34	13		11	5
Mortgages segment	20	(48)		(2)	(41)
Total segment income (loss) before income taxes	11%	(8)%		(5)%	(11)%
Net income (loss)	6%	(9)%		(8)%	(11)%
Adjusted EBITDA:
Homes segment	(32)%	(18)%		(14)%	(21)%
IMT segment	47	27		34	23
Mortgages segment	29	(29)		13	(19)
Total Adjusted EBITDA	23%	2%		7%	2%
(1) Other Homes segment revenue includes revenue generated through Zillow Closing Services.
(2) Other IMT segment revenue includes revenue generated by rentals, new construction and display, as well as revenue from the sale of various other marketing and business products and services to real estate professionals.
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See below for more information regarding our presentation of Adjusted EBITDA, including a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure, which is net income (loss) on a consolidated basis and income (loss) before income taxes for each segment, for each of the periods presented.

Conference Call and Webcast Information
Zillow Group CEO & co-founder Rich Barton and CFO Allen Parker will host a live conference call to discuss the results today at 2 p.m. Pacific Time (5 p.m. Eastern Time). A shareholder letter and link to both the live webcast and recorded replay of the call may be accessed on the Quarterly Results section of Zillow Group’s investor relations website. Participants must register in advance at: http://www.directeventreg.com/registration/event/8927298 using conference ID 8927298 to receive emailed instructions. This process is designed to reduce delays due to operator congestion when accessing the live call.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding the future performance and operation of our business and the current and future health and stability of the residential housing market and economy and our expectations regarding future shifts in behavior by consumers and employees. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “predict,” “will,” “projections,” “continue,” “estimate,” “outlook,” “guidance,” or similar expressions constitute forward-looking statements. Forward-looking statements are made based on assumptions as of November 5, 2020, and although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee these results. Differences in Zillow Group’s actual results from those described in these forward-looking statements may result from actions taken by Zillow Group as well as from risks and uncertainties beyond Zillow Group’s control. Factors that may contribute to such differences include, but are not limited to, the impact of the COVID-19 pandemic or other public health crises and any associated economic downturn on Zillow Group’s future financial position, operations and financial performance; the magnitude, duration and severity of the COVID-19 pandemic; the current and future health and stability of the economy and residential housing market, including any extended slowdown in the real estate markets as a result of COVID-19; Zillow Group’s ability to execute on strategy; Zillow Group’s ability to maintain and effectively manage an adequate rate of growth; Zillow Group’s ability to innovate and provide products and services that are attractive to its users and advertisers; Zillow Group’s investment of resources to pursue strategies that may not prove effective; Zillow Group’s ability to compete successfully against existing or future competitors; the impact of pending or future legal proceedings, including those described in Zillow Group’s filings with the Securities and Exchange Commission, or SEC; Zillow Group’s ability to successfully integrate and realize the benefits of its past or future strategic acquisitions or investments; Zillow Group’s ability to maintain or establish relationships with listings and data providers; the reliable performance of Zillow Group’s network infrastructure and content delivery processes; Zillow Group’s ability to obtain or maintain licenses and permits to support our current and future businesses; actual or anticipated changes to our products and services; the impact of natural disasters and other catastrophic events; and Zillow Group’s ability to protect its intellectual property. The foregoing list of risks and uncertainties is illustrative but not exhaustive. For more information about potential factors that could affect Zillow Group’s business and financial results, please review the “Risk Factors” described in Zillow Group’s Annual Report on Form 10-K for the year ended December 31, 2019 and in Zillow Group’s Quarterly Report on Form 10-Q for the three months ended September 30, 2020 filed with the SEC and in Zillow Group’s other filings with the SEC. Except as may be required by law, Zillow Group does not intend and undertakes no duty to update this information to reflect future events or circumstances.
Use of Non-GAAP Financial Measures
To provide investors with additional information regarding our financial results, this press release includes references to Adjusted EBITDA in total and for each segment, each a non-GAAP financial measure. We have provided a reconciliation within this earnings release of Adjusted EBITDA in total to net income (loss) and Adjusted EBITDA by segment to income (loss) before income taxes for each segment, the most directly comparable GAAP financial measures.
Adjusted EBITDA is a key metric used by our management and board of directors to measure operating performance and trends and to prepare and approve our annual budget. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis.
Our use of Adjusted EBITDA in total and for each segment has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
▪Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
▪Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
▪Adjusted EBITDA does not consider the potentially dilutive impact of share-based compensation;

▪Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
▪Adjusted EBITDA does not reflect impairment costs;
▪Adjusted EBITDA does not reflect the gain on the partial extinguishment of the 2021 Notes;
▪Adjusted EBITDA does not reflect interest expense or other income;
▪Adjusted EBITDA does not reflect income taxes; and
▪Other companies, including companies in our own industry, may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Because of these limitations, you should consider Adjusted EBITDA in total and for each segment alongside other financial performance measures, including various cash flow metrics, net income (loss), and income (loss) before income taxes for each segment and our other GAAP results.
About Zillow Group, Inc.
Zillow Group, Inc. (NASDAQ:Z) (NASDAQ:ZG) is reimagining real estate to make it easier to unlock life’s next chapter.
As the most visited real estate website in the U.S., Zillow® and its affiliates offer customers an on-demand experience for selling, buying, renting or financing with transparency and nearly seamless end-to-end service. Zillow Offers® buys and sells homes directly in dozens of markets across the country, allowing sellers control over their timeline. Zillow Home Loans™, our affiliate lender, provides our customers with an easy option to get pre-approved and secure financing for their next home purchase. Zillow recently launched Zillow Homes, Inc., a licensed brokerage entity, to streamline Zillow Offers transactions.
Zillow Group’s affiliates and other brands include: Zillow®, Zillow Offers®, Zillow Premier Agent®, Zillow Home Loans™, Zillow Closing Services™, Zillow Homes, Inc., Trulia®, Out East®, StreetEasy® and HotPads®. Zillow Home Loans, LLC is an Equal Housing Lender, NMLS #10287 (www.nmlsconsumeraccess.org). The company is headquartered in Seattle, Washington.
Please visit http://investors.zillowgroup.com, www.zillowgroup.com/ir-blog, and www.twitter.com/zillowgroup, where Zillow Group discloses information about the company, its financial information, and its business which may be deemed material.
The Zillow Group logo is available at http://zillowgroup.mediaroom.com/logos-photos.
(ZFIN)

Adjusted EBITDA
The following tables present a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure, which is net income (loss) on a consolidated basis and income (loss) before income taxes for each segment, for each of the periods presented (in thousands, unaudited):

	Three Months Ended September 30, 2020
	Homes	IMT	Mortgages	Corporate Items (2)	Consolidated
Reconciliation of Adjusted EBITDA to Net Income and Income (Loss) Before Income Taxes:
Net income (1)	N/A	N/A	N/A	N/A	$39,570
Income tax expense	N/A	N/A	N/A	N/A	425
Income (loss) before income taxes	$(75,617)	$139,956	$10,594	$(34,938)	$39,995
Other income	—	—	(636)	(2,382)	(3,018)
Depreciation and amortization expense	3,029	22,074	1,675	—	26,778
Share-based compensation expense	11,815	33,435	3,709	—	48,959
Interest expense	1,597	—	553	37,320	39,470
Adjusted EBITDA	$(59,176)	$195,465	$15,895	$—	$152,184

	Three Months Ended September 30, 2019
	Homes	IMT	Mortgages	Corporate Items (2)	Consolidated
Reconciliation of Adjusted EBITDA to Net Loss and Income (Loss) Before Income Taxes:
Net loss (1)	N/A	N/A	N/A	N/A	$(64,649)
Income tax benefit	N/A	N/A	N/A	N/A	(1,300)
Income (loss) before income taxes	$(87,870)	$42,053	$(12,254)	$(7,878)	$(65,949)
Other income	—	—	(344)	(8,655)	(8,999)
Depreciation and amortization expense	2,331	18,362	1,467	—	22,160
Share-based compensation expense	8,025	30,687	3,416	—	42,128
Interest expense	9,689	—	280	16,533	26,502
Adjusted EBITDA	$(67,825)	$91,102	$(7,435)	$—	$15,842

	Nine Months Ended September 30, 2020
	Homes	IMT	Mortgages	Corporate Items (2)	Consolidated
Reconciliation of Adjusted EBITDA to Net Loss and Income (Loss) Before Income Taxes:
Net loss (1)	N/A	N/A	N/A	N/A	$(208,151)
Income tax benefit	N/A	N/A	N/A	N/A	(8,124)
Income (loss) before income taxes	$(253,633)	$117,615	$(2,791)	$(77,466)	$(216,275)
Other income	—	(5,300)	(1,223)	(16,203)	(22,726)
Depreciation and amortization expense	9,201	67,889	4,887	—	81,977
Share-based compensation expense	35,847	98,940	10,318	—	145,105
Gain on partial extinguishment of 2021 Notes	—	—	—	(6,391)	(6,391)
Impairment costs	—	73,900	2,900	—	76,800
Interest expense	13,506	—	1,086	100,060	114,652
Adjusted EBITDA	$(195,079)	$353,044	$15,177	$—	$173,142

	Nine Months Ended September 30, 2019
	Homes	IMT	Mortgages	Corporate Items (2)	Consolidated
Reconciliation of Adjusted EBITDA to Net Loss and Income (Loss) Before Income Taxes:
Net loss (1)	N/A	N/A	N/A	N/A	$(204,151)
Income tax benefit	N/A	N/A	N/A	N/A	(3,800)
Income (loss) before income taxes	$(204,197)	$43,839	$(32,308)	$(15,285)	$(207,951)
Other income	—	—	(1,059)	(26,566)	(27,625)
Depreciation and amortization expense	5,384	54,264	4,240	—	63,888
Share-based compensation expense	20,666	118,101	13,117	—	151,884
Interest expense	19,346	—	668	41,851	61,865
Adjusted EBITDA	$(158,801)	$216,204	$(15,342)	$—	$42,061
(1) We use income (loss) before income taxes as our profitability measure in making operating decisions and assessing the performance of our segments, therefore, net income (loss) and income tax benefit (expense) are calculated and presented only on a consolidated basis within our financial statements.
(2) Certain corporate items are not directly attributable to any of our segments, including the gain on the partial extinguishment of the 2021 Notes, interest income earned on our short-term investments included in Other income and interest costs on our convertible senior notes included in Interest expense.